Exhibit 99.3

Simclar (North America), Inc. Condensed Financial Statements (Unaudited) as of March 31, 2005 and for the three months ended March 31, 2005 and March 31, 2004

Condensed Financial Statements

Condensed Balance sheets as of March 31, 2005 (unaudited) and                  1
        December 31, 2004

Condensed Statements of income for the three months ended March 31,
        2005 and March 31, 2004 (unaudited)                                    2

Condensed Statement of accumulated deficit as of March 31, 2005
        (unaudited)                                                            2

Condensed Statement of cash flows for the three months ended March 31,
         2005 and March 31, 2004 (unaudited)                                   3

Notes to condensed financial statements                                    4 - 5

Simclar (North America), Inc

Condensed Balance Sheets
(Dollars in thousands)

                                                                              (Unaudited)      (Audited)
                                                                               March 31,      December 31,
                                                                                 2005             2004
Assets
Currents Assets
   Cash and cash equivalents                                                  $      217       $      280
   Trade receivables, less allowance for doubtful accounts $30                       876              902
   Amounts receivable from related parties                                            --                4
   Inventories, less allowance for obsolescence of $30 (Note 1)                      281              508
   Prepaid expenses and other current assets                                         149              116
                                                                              ---------------------------
          Total current assets                                                     1,523            1,810

Property and Equipment, net                                                        3,813            3,870
                                                                              ---------------------------
          Total assets                                                        $    5,336       $    5,680
                                                                              ===========================

Liabilities and Stockholder's Deficit
Current Liabilities
  Accounts payable                                                            $      583       $      864
  Amounts payable to related parties                                                 654              627
  Accrued expenses and other current liabilities                                     329              370
                                                                              ---------------------------
          Total current liabilities                                                1,466            1,860
                                                                              ---------------------------

Long-Term Debt, related party (Note 2)                                             3,833            9,834
                                                                              ---------------------------

Stockholder's Deficit
  Common stock, $1.00 par value; authorized 100,000 shares; issued and
     outstanding 100 shares                                                           --               --
  Additional paid-in capital                                                      35,000           29,000
  Accumulated deficit                                                            (34,963)         (35,014)
                                                                              ---------------------------
Total stockholder's deficit                                                           37           (6,014)
                                                                              ---------------------------
          Total liabilities and stockholder's deficit                         $    5,336       $    5,680
                                                                              ===========================

See Notes to Condensed Financial Statements.

Simclar (North America), Inc

Condensed Statements of Income (Unaudited)
Three Months Ended March 31
(Dollars in thousands)

                                                          March 31,    March 31,
                                                            2005         2004

Net sales                                                   2,471          348
Cost of goods sold                                          2,072          539
                                                         ---------------------
           Gross profit (loss)                                399         (191)

  Selling, general and administrative expenses                348          271
                                                         ---------------------
               Income (loss) before income taxes               51         (462)

Income taxes                                                   --           --
                                                         ---------------------
           Net income (loss)                                   51         (462)
                                                         =====================

 Condensed Statement of Accumulated Deficit (Unaudited)
 As of March 31, 2005
 (Dollars in thousands)

Balance, January 1, 2005                                               $(35,014)
   Net income                                                                51
                                                                       --------
Balance, March 31, 2005                                                $(34,963)
                                                                       ========

See Notes to Condensed Financial Statements

Simclar (North America), Inc

Condensed Statements of Cash Flows (Unaudited)
Three Months Ended March 31
(Dollars in thousands)

                                                         March 31,     March 31,
                                                           2005          2004

Net cash used in operating activities                    $    (63)     $   (391)

Net cash provided by investing activities
     Proceeds from sale of property and equipment              --           934
     Purchase of property and equipment                        --          (477)
                                                         ----------------------
Net cash provided by investing activities                      --           457
                                                         ----------------------

Net change in cash and cash equivalents                       (63)           66
Cash and cash equivalents at beginning of period              280           258
                                                         ----------------------
Cash and cash equivalents at end of period               $    217      $    324
                                                         ======================

See Notes to Condensed Financial Statements.

Simclar (North America), Inc
Notes to Condensed Financial Statements
(Dollars in thousands)

      Note 1. Inventories

      Inventories consist of the following components as of March 31, 2005 and December 31, 2004:

                                                      March 31,     December 31,
                                                        2005            2004

      Raw materials and supplies                      $    151        $    288
      Work in process                                       85             184
      Finished goods                                        45              36
                                                      ------------------------
                                                      $    281        $    508
                                                      ========================

      Note 2. Transactions with Simclar Group

      Related parties are the Company's parent Simclar Group Ltd and its associated subsidiary companies.

      Within the operating profit are related party transactions reflecting both sales and purchases with the parent and its subsidiaries in the normal course of business activities. In addition, a fellow subsidiary provides certain financial and administrative services to the Company under a service agreement.

      The Company had a group payable balance of $654 at March 31, 2005 and while it relates to normal trading transactions within the Simclar Group, the payable balance included an amount of $471 with Simclar, Inc which related in the main to cash-flow funding arising from the operation of a centralized payroll.

      The Company has long term group funding balances with its immediate parent, Simclar International Investments Ltd., which are unsecured, non-interest bearing and have no scheduled repayments, and amounted to $3,833 at March 31, 2005.

      Note 3. Restructuring Costs and Impairment Charges

      The provision for the restructuring which took place during 2002 and 2003 is included within accrued expenses and other current liabilities in the condensed balance sheet.

      The table below shows the activity in the reserve from January 1, 2005 to March 31, 2005:

                                         Balance      Expenditure     Balance
                                        January 1,    Incurred In    March 31,
                                           2005         Period          2005

      Property & Dilapidation costs      $    233      $   (106)      $    127
                                         =====================================

Simclar (North America), Inc
Notes to Financial Statements (cont'd)
(Dollars in thousands)

      Note 4. Subsequent Event

      On May 19, 2005, Simclar, Inc., a non wholly-owned subsidiary of Simclar Group Ltd., purchased from Simclar Group Ltd. all of the outstanding common shares of the Company. The acquisition had an effective date for accounting purposes of May 1, 2005. The purchase price was $37, representing the book value of the assets, less liabilities, of the Company at March 31, 2005. The purchase price was paid by decreasing the outstanding intercompany loan from Simclar, Inc. to Simclar Group Ltd. by the amount of the purchase price.